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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 15, 2005
                        (Date of earliest event reported)


                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666


        Florida                                               59-3305930
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
               (Registrant's telephone number,including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On December 15, 2005, the Board of Directors of Darden Restaurants, Inc. (the "Company") approved the Darden Restaurants, Inc. Director Compensation Program, effective as of October 1, 2005 (the "Program"). The terms of the Program apply to all directors who are elected to the Company's Board and are not employees of the Company or any of its subsidiaries. The following is a brief description of the material terms and conditions of the Program, and is qualified in its entirety by reference to the Program, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K. The Program replaces the Company's Compensation Plan for Non-Employee Directors and the Company's Stock Plan for Directors, both of which expired on September 30, 2005, and does not materially change the amount or form of compensation paid to the Company's directors.

The Program provides for payments to directors of: (a) an annual retainer and meeting fees for regular or special Board meetings and committee meetings ("cash compensation"); (b) an initial award of non-qualified stock options to purchase 12,500 shares of the Company's Common Stock (the "Common Stock") upon becoming a director of the Company for the first time, (c) an additional award of non-qualified stock options to purchase 3,000 shares of Common Stock annually upon election or re-election to the Board; and (d) an annual award of Common Stock with a fair market value of $100,000 on the date of grant. Directors may elect to have their cash compensation paid in any combination of current or deferred cash, Common Stock or salary replacement options. Deferred cash compensation may be invested on a tax-deferred basis in the same manner as deferrals under the Company's FlexComp Plan, a non-qualified deferred compensation plan that currently allows for 15 different investment fund options, including a Common Stock fund. Directors may elect to have their annual stock award paid in the form of Common Stock or cash, or a combination thereof, or deferred.

Item 2.02  Results of Operations and Financial Condition.

The Company issued a news release dated December 15, 2005, entitled "Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share of 35 Cents, Up 35% From Prior Year; Raises Annual Outlook For Earnings Growth," a copy of which is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K,  including
Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

    The following exhibit is being furnished with this Current Report:

    Exhibit Number    Description

      10 Darden Restaurants, Inc. Director Compensation Program, Effective as of October 1, 2005

      99              Press Release dated December 15, 2005, entitled
                      "Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share of 35 Cents, Up 35% From Prior Year; Raises Annual Outlook For Earnings Growth."


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DARDEN RESTAURANTS, INC.


                                             By: /s/ Paula J. Shives
                                                 ------------------------------
                                                 Paula J. Shives
                                                 Senior Vice President, General
                                                 Counsel and Secretary




Date:  December 15, 2005




























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                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit

10 Darden Restaurants, Inc. Director Compensation Program, Effective as of October 1, 2005

99 Press Release dated December 15, 2005, entitled "Darden Restaurants Reports Second Quarter Diluted Net Earnings Per Share of 35 Cents, Up 35% From Prior Year; Raises Annual Outlook For Earnings Growth."











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